ASSET PURCHASE AGREEMENT

THIS  is effective as of the 22nd day of July, 2008

BETWEEN:

GOLDEN PATRIOT, CORP., a Nevada corporation with an address at 626 RexCorp Plaza, Uniondale, New York  11556

( “Vendor”)

AND:

CANASIA INDUSTRIES CORPORATION, a British Columbia company with an address at Suite 1205 – 789 West Pender Street, Vancouver, British Columbia  V6C 1H2

(the “Purchaser”)

A.

The Vendor is the registered and beneficial owner of 16 mineral claims known as the Debut Prospect located in Elko County, Nevada, as more particularly described in Schedule A to this Agreement; and

B.

The Vendor has agreed to sell and the Purchaser has agreed to purchase the Property based upon the terms and conditions herein provided (the “Sale”);

NOW THEREFORE in consideration of the premises and the respective covenants, agreements, representations and warranties of the Parties herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto covenant and agree as follows:

1.

DEFINITIONS AND INTERPRETATION

1.1

For the purposes of this Agreement:

(a)

“Closing” means the completion of the Sale, in accordance with section 7, at which closing documents will be exchanged by the Parties, except for those documents or other items specifically required to be exchanged at a later time;

(b)

“Closing Date” means the date of Closing following satisfaction or waiver by the Parties of the conditions set out in section 8;

(c)

“Due Diligence Period” means a period commencing on the date of execution of this Agreement and ending 30 days thereafter, unless such period is reduced at the sole election of the Purchaser following written notification of the change in the Due Diligence Period by the Purchaser to the Vendor;

(d)

“Option” means the right granted by the Vendor to the Purchaser pursuant to the terms of the Option Agreement to earn an undivided 50% interest in the Property so long as certain expenditures were made by the Purchaser in accordance with the terms of the Option Agreement;

(e)

“Option Agreement” means the letter agreement dated November 3, 2006 between the Vendor and the Purchaser whereby the Vendor granted the Option to the Purchaser;

(f)

“Party” means the Vendor or the Purchaser and “Parties” means both the Vendor and the Purchaser;

(g)

“Property” means the 16 mineral claims set out in Schedule A of this Agreement located in Elko County, Nevada known as the Debut Prospect; and

(h)

“Property Rights” means all licences, permits, easements, rights-of-way, certificates and other approvals obtained by any of the Parties, either before or after the date of this Agreement, and necessary for the development of the Property or for the purpose of placing the Property into production.

2.

REPRESENTATIONS AND WARRANTIES OF THE PARTIES

2.1

The Purchaser represents and warrants to the Vendor, with the knowledge that the Vendor is relying upon same in entering into this Agreement that:

(a)

it is a body corporate duly incorporated, organized and validly subsisting under the laws of its incorporating jurisdiction;

(b)

it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c)

neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which it is a party;

(d)

the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of laws of any jurisdiction applicable or pertaining thereto or of its constating documents; and

(e)

no proceedings are pending for, and the Purchaser is unaware of any basis for, the institution of any proceedings leading to the placing of the Purchaser in bankruptcy or subject to any other laws governing the affairs of insolvent parties.

2.2

The representations and warranties contained in paragraph 2.1 are provided for the exclusive benefit of the Vendor, and a breach of any one or more representations or warranties may be waived by the Vendor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in paragraph 2.1 will survive the execution and delivery of this Agreement.

2.3

The Vendor represents and warrants to the Purchaser, with the knowledge that the Purchaser is relying on same in entering into this Agreement that:

(a)

it is a body corporate duly incorporated, organized and validly subsisting under the laws of its incorporating jurisdiction;

(b)

it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c)

except for the Option Agreement, neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which it is a party;

(d)

the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of laws of any jurisdiction applicable or pertaining thereto or of its constating documents;

(e)

no proceedings are pending for, and the Vendor is unaware of any basis for, the institution of any proceedings leading to the placing of the Vendor in bankruptcy or subject to any other laws governing the affairs of insolvent parties;

(f)

except for the Option Agreement, the Vendor is the sole legal and/or equitable owners of the Property and the Property is free and clear of, and from, all liens, security interests, charges and encumbrances (each, an “Encumbrance”) and is not subject to any judgment, order or decree entered in any lawsuit or proceeding;

(g)

except for the Option Agreement, neither the execution, delivery and performance of this Agreement, nor the consummation of the Sale, will conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any Encumbrance upon the Property or other instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Property;

(h)

to the knowledge of the Vendor, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting the Property that, if adversely resolved or determined, would have a material adverse effect on the Property (a “Material Adverse Effect”) and there is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Material Adverse Effect;

(i)

the Vendor holds all permits, licences, consents and authorities issued by any government or governmental authority which are necessary in connection with the ownership of the Property;

(j)

the Property has been properly staked, located and recorded pursuant to the applicable laws and regulations of the State of Nevada and applicable federal laws thereto and all mining claims comprising the Property are in good standing;

(k)

except for the Option Agreement, there are no outstanding agreements or options to acquire the Property or any portion or interest thereof, and no person, firm or corporation, other than the Vendor, has any proprietary or possessory interest in the Property;

(l)

there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures with respect to the Property and the conduct of the operations related thereto, and the Vendor has not received any notice of same and is not aware of any basis on which any such orders or direction could be made;

(m)

the Vendor’s ownership of the Property is in compliance with, is not in default or violation in any material respect under, and the Vendor has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation in connection with the Vendor’s ownership of the Property;

(n)

the Vendor has duly filed all reports and returns required to be filed with governmental authorities and have obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement and all of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the knowledge of the Vendor, threatened, and none of them will be adversely affected by the entry into this Agreement or the consummation of the Sale;

(o)

the Vendor has held the Property in material compliance with all laws, rules, statutes, ordinances, orders and regulations and the Vendor has not received any notice of any violation thereof, nor is the Vendor aware of any valid basis therefore;

(p)

there is no adverse claim or challenge against or to the ownership of or title to any part of the Property and, to the knowledge of the Vendor, there is no basis for such adverse claim or challenge which may affect the Property;

(q)

the Vendor has advised the Purchaser of all of the material information relating to the mineral potential of the Property of which it has knowledge;

(r)

no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation of the Sale contemplated by this Agreement or to enable the Purchaser to purchase the Property on the Closing Date;

(s)

there are no mine workings or waste dumps or mine tailings on the Property; and

(t)

the Property is not subject to any mining royalties imposed by the State of Nevada, or any federal, municipal or local authority, which are beyond the control of the Vendor.

2.4

The representations and warranties contained in paragraph 2.3 are provided for the exclusive benefit of the Purchaser, and a breach of any one or more representations or warranties may be waived by the Purchaser in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in paragraph 2.3 will survive the execution and delivery of this Agreement.

3.

SALE OF PROPERTY

3.1

Subject to the terms and conditions of this Agreement, and on the Closing Date, the Vendor will sell, transfer, and assign to the Purchaser and the Purchaser will purchase from the Vendor, free and clear of all Encumbrances, the Property.

3.2

In consideration for the Sale, the Purchaser will:

(a)

pay a total of $35,000 to the Vendor consisting of:

(i)

a payment of $2,500 as a non-refundable deposit, the receipt of which is confirmed by the Vendor, and

(ii)

a payment of $32,500 on the Closing Date by certified cheque, bank draft or wire transfer as instructed in writing by the Vendor to the Purchaser (the “Cash Payment”); and

(b)

subject to the Vendor completing the Certificate of U.S. Shareholder attached as Schedule B (the “Certificate”), the Purchaser will allot and issue 350,000 common shares in the capital of the Purchaser to the Vendor (the “Common Shares”).

3.3

In addition to the rules and requirements of United States securities laws set out in the Certificate, the Parties acknowledge that the issuance of the Common Shares is being made pursuant to an exemption from the prospectus and registration requirements of the Securities Act (British Columbia) under section 2.13 of National Instrument 45-106.  The Purchaser acknowledges that the Common Shares will be subject to a restriction period and the certificates evidencing the Common Shares will be issued with a legend stating:

“Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is four months and a day after the distribution date.”

4.

NOTIFICATION

4.1

Between the date of this Agreement and the Closing Date, each Party to this Agreement will promptly notify the other Party in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  During the same period, each Party will promptly notify the other Party of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

5.

CERTAIN ACTS PROHIBITED

5.1

Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, the Vendor will not, without the prior written consent of the Purchaser, permit the Property to be subject to any Encumbrance or dispose of or contract to dispose of the Property, the Property Rights or any portion thereof.

6.

DUE DILIGENCE

6.1

Following entry into this Agreement, the Purchaser may request due diligence materials and the Vendor will use commercially reasonable best efforts to provide the Purchaser the requested due diligence materials within 5 days of receipt of the request for such due diligence materials or as soon as possible thereafter.  The Vendor will fully cooperate with the Purchaser in complying with the reasonable requirements of the Purchaser and any valuator or advisor of the Purchaser.  The Purchaser shall have the Due Diligence Period to determine whether its review has uncovered materially adverse information which makes it commercially unfeasible to complete the Sale as originally contemplated by the Parties, at which time the

Purchaser will advise the Vendor in writing whether, acting reasonably, it intends to terminate the Sale on the basis of such information and if so, this Agreement shall terminate and be of no further force or effect.  Except as otherwise required to be disclosed by law, or until the Closing Date, the Purchaser agrees to keep confidential all information and documents provided or otherwise acquired in its due diligence review.

6.2

As part of the due diligence review, the Purchaser may request or investigate the Property, which investigation may include:

(a)

materials, documents and information in the possession and control of the Vendor which are reasonably germane to the Property;

(b)

a physical inspection of the Property by the Purchaser or its representatives; and

(c)

title to the Property

(the “Due Diligence Review”).

7.

CLOSING

7.1

The Closing shall take place on the Closing Date at the offices of the lawyers for the Purchaser or at such other location as agreed to by the Parties.

7.2

At Closing:

(a)

the Vendor will execute and deliver title of the Property to the Purchaser and the Vendor will carry out all acts necessary to register the Property in the name of the Purchaser with all applicable government and regulatory bodies and agencies and cause to be delivered all documents, notices, instruments and forms necessary to give effect to the Sale; and

(b)

the Purchaser will:

(i)

allot, issue and deliver a share certificate evidencing the Common Shares in the name of the Vendor, and

(ii)

pay the Cash Payment.

7.3

Upon the Closing, the Option underlying the Option Agreement is terminated and of no force or effect.

8.

CONDITIONS OF CLOSING OF PURCHASER

8.1

The obligation of the Purchaser to consummate the Sale is subject to the satisfaction or written waiver of the conditions set forth below by the Closing Date.  These conditions of closing are for the sole benefit of the Purchaser and may be waived by the Purchaser in its sole discretion.

(a)

The representations and warranties of the Vendor will be true and correct in all material respects at and as of the Closing.

(b)

All covenants, agreements and obligations hereunder on the part of the Vendor to be performed or complied with at or prior to the Closing contained herein will have been performed and complied with in all material respects.

(c)

The Purchaser will have received written approval of the Sale from the TSX Venture Exchange Inc.

(d)

The Purchaser will be reasonably satisfied with its Due Diligence Review of the Property.

9.

CONDITIONS OF CLOSING OF VENDOR

9.1

The obligation of the Vendor to consummate the Sale is subject to the satisfaction or written waiver of the conditions set forth below by the Closing Date.  These conditions of closing are for the sole benefit of the Vendor and may be waived by the Vendor in its sole discretion.

(a)

The representations and warranties of the Purchaser will be true and correct in all material respects at and as of the Closing.

(b)

All covenants, agreements and obligations hereunder on the part of the Purchaser to be performed or complied with at or prior to the Closing contained herein will have been performed and complied with in all material respects.

10.

INDEMNITY

10.1

The Vendor covenants and agrees with the Purchaser (which covenant and agreement will survive the execution, delivery and termination of this Agreement) to indemnify and save harmless the Purchaser against all liabilities, claims, demands, actions, causes of action, damages, losses, costs, expenses or legal fees suffered or incurred by the Purchaser, directly or indirectly, by reason of or arising out of any warranties or representations on the part of the Vendor herein being untrue.

10.2

The Purchaser covenants and agrees with the Vendor (which covenants and agreements will survive the execution, delivery and termination of this Agreement) to indemnify and save harmless the Vendor against all liabilities, claims, demands, actions, causes of action, damages, losses, costs, expenses or legal fees suffered or incurred by reason of or arising out of any warranties or representations on the part of the Purchaser herein being untrue.

11.

GOVERNING LAW

11.1

This Agreement will be exclusively construed and in all respects exclusively governed by the laws of the Province of British Columbia and the laws of Canada applicable thereto and the Parties agree to attorn to the exclusive jurisdiction of the Courts of British Columbia.

12.

INDEPENDENT LEGAL ADVICE

12.1

The Vendor acknowledges that:

(a)

this Agreement was prepared by Clark Wilson LLP for the Purchaser;

(b)

Clark Wilson LLP received instructions from the Purchaser and does not represent the Vendor;

(c)

the Vendor has been requested to obtain its own independent legal advice in connection with this Agreement and the transactions contemplated by this Agreement (collectively, the “Independent Legal Advice”) prior to signing this Agreement;

(d)

the Vendor has been given adequate time to obtain the Independent Legal Advice;

(e)

by signing this Agreement, the Vendor confirms that it fully understands this Agreement; and

(f)

by signing this Agreement without first obtaining the Independent Legal Advice, the Vendor waives its right to obtain the Independent Legal Advice.

13.

NOTICES

13.1

All notices, payments and other required communications and deliveries to the Parties hereto will be in writing, and will be addressed to the Parties as follows or at such other address as the Parties may specify from time to time:

(a)

to the Vendor:

626 RexCorp Plaza
Uniondale, New York  11556

Telephone:

(516) 522-2823
Fax:

(516) 522-2835

And:

(b)

to the Purchaser:

1205 – 789 West Pender Street
Vancouver, British Columbia  V6C 1H2

Telephone:

604.646.6906

Fax:

604.689.1733

if to the Purchaser, a copy to:

Clark Wilson LLP
800-885 West Georgia Street
Vancouver BC, V6C 3H1

Attention:

Cam McTavish
Telephone:

604.687.5700

Fax:

604.687.1374

All such notices and other communications will be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of a fax or electronic mail, when the Party sending such fax or electronic mail has received electronic confirmation of its delivery, (iii) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (iv) in the case of mailing, on the fifth business day following mailing.

14.

ASSIGNMENT

14.1

This Agreement is non-assignable.

15.

CURRENCY

15.1

All monetary amounts included herein are in Canadian dollars.

16.

ARBITRATION

16.1

If there is any disagreement, dispute or controversy (collectively, a “Dispute”) among the Parties with respect to any matter arising under this Agreement or the construction hereof, then the Dispute shall be determined by arbitration in accordance with the following procedures:

(a)

The Parties to the Dispute shall appoint a single mutually acceptable arbitrator. If the Parties cannot agree upon a single arbitrator, then the Party on one side of the Dispute shall name an arbitrator, and give notice thereof to the Party on the other side of the Dispute.

(b)

The Party on the other side of the Dispute shall, within 14 days of the receipt of notice,  name an arbitrator.

(c)

The two arbitrators so named shall, within seven days of the naming of the later of them, name a third arbitrator. If the Party on either side of the Dispute fails to name its arbitrator within the allotted time, then the arbitrator named may make a determination of the Dispute. Except as expressly provided in this paragraph, the arbitration shall be in accordance with the Commercial Arbitration Act (British Columbia) and conducted in Vancouver, British Columbia. The decision shall be made within 30 days following the naming of the latest of them, and shall be conclusive and binding upon the Parties. The costs of arbitration shall be borne equally by the Parties to the Dispute unless otherwise determined by the arbitrator(s) in the award.

17.

ENTIRE AGREEMENT

17.1

This Agreement constitutes the entire agreement among the Parties and will supersede and replace any other agreement or arrangement, whether oral or in writing, previously existing among the Parties with respect to the subject matter of this Agreement.

18.

CONSENT OR WAIVER

18.1

No consent or waiver, express or implied, by any Party hereto in respect of any breach or default by any of the other Parties in the performance by such other Party of its obligations under this Agreement will be deemed or construed to be consent to or waiver of any other breach or default.

19.

FURTHER ASSURANCES

19.1

The Parties will promptly execute, or cause to be executed, all bills of sale, forms of transfer, documents, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out the full intent and purpose of this Agreement, or to record wherever appropriate the respective interests from time to time of the Parties hereto in and to the Property.

20.

SEVERABILITY

20.1

If any provision of this Agreement is or will become illegal, unenforceable or invalid for any reason whatsoever, such illegal, unenforceable or invalid provisions will be severable from the remainder of this Agreement and will not affect the legality, enforceability or validity of the remaining provisions of this Agreement.

21.

ENUREMENT

21.1

This Agreement will enure to the benefit of and be binding upon the Parties hereto and their respective successors.

22.

AMENDMENTS

22.1

This Agreement may only be amended in writing with the mutual consent of each Party.

23.

TIME

23.1

Time is of the essence.

24.

COUNTERPARTS

24.1

This Agreement may be executed in any number of counterparts with the same effect as if all Parties hereto had signed the same document. All counterparts will be construed together and constitute one and the same agreement.

25.

FAX EXECUTION

25.1

This Agreement may be executed by delivery of executed signature pages by fax or electronic mail and such fax or electronic mail execution will be effective for all purposes.

26.

SCHEDULES

26.1

The Schedules attached to this Agreement are incorporated herein.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first written above.

GOLDEN PATRIOT, CORP.

Per:

/s/ Bradley Rudman

Authorized Signatory

CANASIA INDUSTRIES CORPORATION

Per:

/s/ Negar Towfigh

Authorized Signatory

SCHEDULE A

PROPERTY DESCRIPTION

Debut Property

BLM Serial Number	Claim Name
NMC853626	Debut 1
NMC853627	Debut 2
NMC853628	Debut 3
NMC853629	Debut 4
NMC853630	Debut 5
NMC853631	Debut 6
NMC853632	Debut 7
NMC853633	Debut 8
NMC853634	Debut 9
NMC853635	Debut 10
NMC853636	Debut 11
NMC853637	Debut 12
NMC853638	Debut 13
NMC853639	Debut 14
NMC853640	Debut 15
NMC853641	Debut 16

SCHEDULE B

CERTIFICATE OF U.S. SHAREHOLDER

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Asset Purchase Agreement dated July 22, 2008 (the “Agreement”) between Golden Patriot, Corp. (“Golden Patriot”) and Canasia Industries Corporation (“Canasia Industries”).  All undefined terms herein shall have the meaning set out in the Agreement.

This Certificate is in respect of Golden Patriot who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has agreed to acquire the Common Shares in consideration for the sale of the Property.  The purpose of this Certificate is to assure Canasia Industries that Golden Patriot will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws.  Canasia Industries will rely on the information contained in this Certificate for the purposes of such determination.  The Common Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) of the 1933 Act and Regulation D promulgated thereunder.

Golden Patriot agrees that, if necessary, this Certificate may be presented to such parties as Canasia Industries deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of an exemption from registration in connection with the issuance of the Common Shares.

Golden Patriot acknowledges and agrees that:

(a)

the Common Shares have not been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

(b)

Canasia Industries will refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)

the decision to execute the Agreement and acquire the Common Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of Canasia Industries and such decision is based solely upon a review of publicly available information regarding Canasia Industries available on the

System for Electronic Document Analysis and Retrieval (SEDAR) website available at www.sedar.com and (the “Company Information”);

(d)

Golden Patriot and its advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from Canasia Industries regarding the Common Shares, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to or available to Golden Patriot;

(e)

the books and records of the Canasia Industries were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Golden Patriot during reasonable business hours at its principal place of business and that all documents, records and books pertaining to the issuance of the Common Shares have been made available for inspection by Golden Patriot, Golden Patriot’s attorney and/or advisor(s);

(f)

Canasia Industries is entitled to rely on the representations and warranties and the statements and answers of Golden Patriot contained in this Certificate;

(g)

Golden Patriot will indemnify and hold harmless Canasia Industries and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of Golden Patriot contained herein, being untrue in any material respect or any breach or failure by Golden Patriot to comply with any covenant or agreement made by Golden Patriot to Canasia Industries in connection therewith;

(h)

Golden Patriot has been advised to consult Golden Patriot’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Common Shares and with respect to the applicable resale restrictions, and it is solely responsible (and Canasia Industries is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which Golden Patriot is resident in connection with the distribution of the Common Shares hereunder, and

(ii)

applicable resale restrictions;

(i)

Canasia Industries has advised Golden Patriot that Canasia Industries is relying on an exemption from the requirements to provide Golden Patriot with a prospectus and to sell the Common Shares through a person registered to sell securities under the Securities Act (British Columbia) (the “BC Act”) and, as a consequence of acquiring the Common Shares pursuant to this exemption, certain protections, rights and remedies provided by the BC Act, including statutory rights of rescission or damages, will not be available to Golden Patriot;

(j)

neither the United States Securities Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares;

(k)

there is no government or other insurance covering any of the Common Shares;

(l)

Golden Patriot is acquiring the Common Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part;

(m)

Golden Patriot (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Common Shares for an indefinite period of time, and can afford the complete loss of such investment;

(n)

Golden Patriot has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Common Shares;

(o)

Golden Patriot is aware that an investment in Canasia Industries is speculative and involves certain risks, including the possible loss of the investment;

(p)

Golden Patriot is purchasing the Common Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Common Shares, and Golden Patriot has not subdivided its interest in the Common Shares with any other person;

(q)

Golden Patriot is not an underwriter of, or dealer in, the Common Shares, nor is Golden Patriot participating, pursuant to a contractual agreement or otherwise, in the distribution of the Common Shares;

(r)

Golden Patriot has made an independent examination and investigation of the Common Shares and Canasia Industries and has depended on the advice of its legal and financial advisors and agrees that Canasia Industries will not be responsible in anyway whatsoever for Golden Patriot’s decision to acquire the Common Shares;

(s)

Golden Patriot is not aware of any advertisement of any of the Common Shares and is not acquiring the Common Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(t)

no person has made to Golden Patriot any written or oral representations:

(i)

that any person will resell or repurchase any of the Common Shares,

(ii)

that any person will refund the purchase price of any of the Common Shares, or

(iii)

as to the future price or value of any of the Common Shares;

(u)

Golden Patriot hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Common Shares will bear a legend in substantially the following form:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Golden Patriot hereby acknowledges and agrees to Canasia Industries making a notation on its records or giving instructions to the registrar and transfer agent of Canasia Industries in order to implement the restrictions on transfer set forth and described herein; and

(v)

Golden Patriot has had a reasonable opportunity to review Canasia Industries’ annual and interim Management Discussion and Analysis, annual audited and interim unaudited financial statements, material change reports and other documents filed on SEDAR and publically available at www.sedar.com.

Golden Patriot hereby certifies that the information contained in this Certificate is complete and accurate.

IN WITNESS WHEREOF, Golden Patriot has executed this Certificate of U.S. Shareholder as of July 22, 2008.

GOLDEN PATRIOT, CORP.

Per:

/s/ Bradley Rudman

Authorized Signatory